Related Party Transactions (FY)	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
Related Party Transactions
16. Related Party Transactions
The Company employs Nicholas J. Petcoff as its Co-Chief Executive Officer and a Director of the Company's Board of Directors. The Company employed Andrew D. Petcoff as its Senior Vice President of Personal Lines and as President of Sycamore, until June 30, 2021. The Company’s employment of Andrew D. Petcoff ended as the result of the Venture Transaction. See Note 3 ~ Sale of Certain Agency Business for additional details. Andrew D. Petcoff resigned from the Company's Board of Directors on December 31, 2022. Andrew D. Petcoff is now the President of Sycamore Specialty Underwriters, LLC (“SSU”), a related Affiliate to the Company as of December 31, 2022. See Note 2 ~ VSRM Transaction for additional details.
Nicholas J. Petcoff has been employed with the Company since 2009. Andrew D. Petcoff had formerly been employed with the Company since 2009. They are the sons of the Company's Executive Chairman and Co-Chief Executive Officer, James G. Petcoff.
The Company employed B. Matthew Petcoff as Vice President of Sycamore until June 30, 2021. B. Matthew Petcoff is the brother of the Executive Chairman and Co-Chief Executive Officer, James G. Petcoff. The Company also employed Hilary Petcoff as its Vice President of Enterprise Risk Management until June 30, 2021. Ms. Petcoff is the daughter of the Company’s Executive Chairman and Co-Chief Executive Officer, James G. Petcoff. As a result of the transaction in Note 2 ~ VSRM Transaction, B. Matthew Petcoff and Hilary Petcoff are no longer employees of Venture Agency Holdings, Inc., and are no longer affiliated with the Company as of December 31, 2022.
In October 2022, the Company acquired control over Venture (a previous equity method investee) for total consideration of $9.7 million as further described in Note 2 ~ VRSM Transaction.
See Note 12 ~ Shareholders' Equity for stock issuance to the Company's Board.